Treasury Investments	12 Months Ended
Jun. 30, 2026
Treasury Investments
Treasury Investments

31.    Treasury Investments

a) Investments classified as non-current financial assets

During fiscal year 2026, as part of its cash management program, the Group entered into certain treasury investments that are accounted for in accordance with IFRS 9 Financial Instruments. As of June 30, 2026, the Group held treasury investments comprised of a €50.0 million guaranteed senior secured fixed rate note and a €75.0 million equity-secured note. The investments are accounted for under IFRS 9 Financial Instruments and are classified as financial assets measured at amortized cost, as they are held within a business model to collect contractual cash flows and their contractual terms give rise solely to payments of principal and interest.

The investments are initially recognized at fair value, including transaction costs, and are subsequently measured using the effective interest method, with interest income recognized in finance income. The equity-secured note, which is redeemable subject to a 95-day notice period, is classified as a non-current financial asset as settlement is not contractually due within twelve months of the reporting date. The guaranteed senior secured fixed rate note, which has a contractual maturity exceeding twelve months from the reporting date, is also classified as a non-current financial asset.

Finance income earned attributable to these investments during fiscal year 2026 was €1.7 million (2025: €0, 2024: €0) and is included in finance income in the consolidated statements of Profit or loss and comprehensive income or loss.

Impairment is assessed at each reporting date using a 12-month expected credit loss approach, as no significant increase in credit risk has occurred since initial recognition. Based on the investment-grade credit quality of the counterparties, the senior or secured nature of the instruments, and the presence of guarantees and collateralization, expected credit losses are assessed as immaterial, and no loss allowance has been recognized as of June 30, 2026.

As of June 30, 2026, the €50.0 million guaranteed senior secured fixed-rate note had been pledged as collateral for a €40.0 million guarantee facility provided by UniCredit Bank.

b) Investments classified as Cash Equivalents

During fiscal year 2026, as part of its cash management program, the Group entered into certain treasury investments that are accounted for in accordance with IFRS 9 Financial Instruments. As of June 30, 2026, the Group held investments of €33.9 million across three funds which seek to provide returns linked to overnight interest rate benchmarks through derivative arrangements supported by diversified collateral portfolios. The investments are accounted for under IFRS 9 Financial Instruments and are classified as cash and cash equivalents and measured at fair value through profit or loss (FVTPL), as the instruments do not meet the SPPI criterion and/or are managed on a fair value basis. Changes in fair value are recognized in profit or loss. Finance income earned attributable to these investments during fiscal year 2026 was €1.1 million (2025: €0, 2024: €0) and is included in finance income in the consolidated statements of profit or loss and comprehensive income or loss. In addition, net foreign exchange gains on investments attributable to these investments were €2.6 million and are included in finance income in the consolidated statements of profit or loss and comprehensive income or loss.

Financial assets measured at fair value through profit or loss (“FVTPL”) are not subject to the impairment requirements under IFRS 9. Accordingly, no expected credit loss allowance is recognized for these financial assets as of June 30, 2026.